Exhibit 99.1

CELLULAR CONCRETE TECHNOLOGIES, INC.
A DEVELOPMENT STAGE COMPANY
March 31, 2013

TABLE OF CONTENTS

Page(s)

Report of Independent Registered Public Accounting firm	F-1

Financial Statements:

Balance Sheet as of March 31, 2013 and 2012	F-2

Statements of Operations for the year ended March 31, 2013 and for the period from inception (February 6, 2012) to March 31, 2013	F-3

Statement of Change in Stockholder’s Equity for the year ended March 31, 2013 and
for the period from inception (February 6, 2012) through March 31, 2013	F-4

Statements of Cash Flows for the year ended March 31, 2013 and for the period from inception (February 6, 2012) to March 31, 2013	F-5

Notes to Financial Statements	F-6

10

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Cellular Concrete Technologies, Inc. (a Development Stage Company)

We have audited the accompanying balance sheets of Cellular Concrete Technologies, Inc. (the “Company”)  as of March 31, 2013, and the related statements of operations, stockholder's equity and cash flows for the year then ended, and the period from inception (February 6, 2012) to March 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company as of March 31, 2012, were audited by other auditors, whose report, dated June 26, 2012, expressed an unqualified opinion on those financial statements and also included an explanatory paragraph that raise substantial doubt about the Company’s ability to continue as a going concern.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements,  assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cellular Concrete Technologies, Inc. as of March 31, 2013 and the results of its operations and cash flows for the year then ended, and the period from inception (February 6, 2012) to March 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is a development stage enterprise, had  an accumulated deficit and of $10,566 as of March 31, 2013 and continues to experience losses. These considerations raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2 which contemplates equity financing through a reverse merger transaction and/or related party advances. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia LLP

Newport Beach, CA
June 28, 2013

Peter Messineo Certified Public Accountant 1982 Otter Way Palm Harbor FL 34685 peter@pm-cpa.com T 727.421.6268 F 727.674.0511

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Board of Directors and Stockholders
Accelerated Acquisitions XX, Inc.

I have audited the accompanying Balance Sheet of Accelerated Acquisitions XX, Inc., (a Development Stage Company), as of March 31, 2012, and the related Statement of Operations, Stockholders Equity, and Cash Flows for the period from inception (February 6, 2012) to March 31, 2012. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based upon my audit.

I conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor was I engaged to perform an audit of its internal control over financial reporting, My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, I express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Accelerated Acquisitions XX, Inc. as of March 31, 2012, and the results of its operations and its cash flows for the period from inception (February 6, 2012) to March 31, 2012in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred material losses, and has limited cash. These matters raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern.

/s/ Peter Messineo, CPA
Peter Messineo, CPA
Palm Harbor FL
June 26, 2012

PART - FINANCIAL INFORMATION

ITEM 1 - FINANCIAL STATEMENTS

CELLULAR CONCRETE TECHNOLOGIES, INC.
( A Development Stage Company)
BALANCE SHEETS

	March 31, 2013	March 31, 2012
ASSETS

Current Assets:
Cash	$-	$200
Total Assets	$-	$200

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accrued expenses due to founder	$6,415	$-
Bank overdraft	16	-
Total Liabilities	6,431	-

Stockholders' Equity (Deficit):
Common Stock, 100,000,000 shares authorized ( par value $.0001) 26,350,000 and 5,000,000 shares issued and outstanding as of March 31, 2013 and March 31, 2012, respectively	2,635	500
Additional Paid in capital	1,500	1,500
Deficit accumulated during the development stage	(10,566)	(1,800)

Total Stockholder's Equity (Deficit)	(6,431)	200
Total Liabilities and Stockholders' Equity (Deficit)	$-	$200

The accompanying notes are an integral part of these financial statements.

CELLULAR CONCRETE TECHNOLOGIES, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
	Year Ended March 31, 2013	Inception (February 6, 2012) through March 31, 2012	Inception (February 6, 2012) through March 31, 2013

Revenue	$-	$-	$-

Operating Expenses
General and Administrative	8,766	1,800	10,566

Net loss	$(8,766)	$(1,800)	$(10,566)

Basic and diluted net loss per share	-	-

Weighted Average Common Shares Outstanding - basic and diluted	26,350,000	5,000,000

The accompanying notes are an integral part of these financial statements.

CELLULAR CONCRETE TECHNOLOGIES, INC.
( A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

	Common Stock
	Shares	Amount	Additional Paid-In Capital	Accumulated Deficit	Total

Issurance of Common Stock - Founders for cash	5,000,000	$500	$1,500	$-	$2,000
Net Loss				1,800	(1,800)
Balance at March 31, 2012	5,000,000	500	1,500	(1,800)	200

Tender of shares by founder, September 21, 2012 at $ .0001 per share	(3,500,000)	(350)	-	-	(350)
Issuance of common stock under subscription agreement with Cellular Concrete, September 21, 2012 at $0.0001 per share	23,350,000	2,335	-	-	2,335
Issuance of common stock under consulting agreement, September 24, 2012 at $0.0001 per share	1,500,000	150	-	-	150
Net Loss				(8,766)	(8,766)
Balance at March 31, 2013	26,350,000	$2,635	$1,500	$(10,566)	$(6,431)

The accompanying notes are an integral part of these financial statements.

CELLULAR CONCRETE TECHNOLOGIES, INC.
( A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Year Ended March 31, 2013	Inception (February 6, 2012) through March 31, 2012	Inception (February 6, 2012) through March 31, 2013

CASH FLOW FROM OPERATING ACTIVITIES

Net loss	$(8,766)	$(1,800)	$(10,566)
Adjustments to reconcile net loss to net cash used in operating activities
Issuance of common stock under consulting agreement	150	-	150
Change in Assets & Liabilities
Accrued payroll and other liabilities	6,415	-	6,415
Change in bank overdraft	16	-	16
Net Cash used in operations	(2,185)	(1,800)	(3,985)

CASH FLOW FROM FINANCING ACTIVITIES

Tender of shares by founder	(350)	-	(350)
Proceeds from stock issuance under subscription agreement	2,335	2,000	4,335
Net Cash provided by financing activities	1,985	2,000	3,985

Net increase (decrease) in cash	(200)	200	-

Cash at the Beginning of the Period	200	-	-
Cash at the End of the Period	$-	$200	$-

The accompanying notes are an integral part of these financial statements.

CELLULAR CONCRETE TECHNOLOGIES, INC.
 (A Development Stage Company)
Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

(a)	Organization and Business:

Cellular Concrete Technologies, Inc.  (“the Company” – formerly known as Accelerated Acquisitions XX, Inc. See Note 3) was incorporated in the state of Delaware on February 6, 2012 for the purpose of raising capital that is intended to be used in connection with its business plan which may include a possible merger, acquisition or other business combination with an operating business.

On September 21, 2012, Cellular Concrete Technologies, LLC. (“Purchaser”) agreed to acquire 23,350,000 shares of the Company’s common stock par value $0.0001 for a price of $0.0001 per share. At the same time, Accelerated Venture Partners, LLC agreed to tender 3,500,000 of their 5,000,000 shares of the Company’s common stock par value $0.0001 for cancellation. Following these transactions, Cellular Concrete Technologies, LLC. owned approximately 94% of the Company’s 24,850,000 issued and outstanding shares of common stock par value $0.0001 and the interest of Accelerated Venture Partners, LLC was reduced to approximately 6% of the total issued and outstanding shares. Simultaneously with the share purchase, Timothy Neher resigned from the Company’s Board of Directors and Paul Falco was simultaneously appointed to the Company’s Board of Directors and Chief Executive Officer. Such action represents a change of control of the Company. The Purchaser used their working capital to acquire the Shares. The Purchaser did not borrow any funds to acquire the Shares.

 The Company is currently in the development stage. All activities of the Company to date relate to its organization, initial funding and share issuances.

(b)	Basis of Presentation

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  However, the Company has sustained recurring losses and as of March 31, 2013, has no business operations and has a net working capital deficiency.  These conditions, among others, give rise to substantial doubt about the Company’s ability to continue as a going concern.  Management is continuing to seek additional equity capital to fund a merger or acquisition or to purchase an ongoing business.  Until such time, the Company anticipates that its working capital needs will be funded through notes from its major stockholders.  Management believes these steps will provide the Company with adequate funds to sustain its continued existence.  There is, however, no assurance that the steps taken by management will meet all of the Company’s needs or that the Company will continue as a going concern.  The financial statements presented herein do not include any adjustments that might result from the outcome of this uncertainty.

(c)	Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Emerging Growth Company

We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Under the Jumpstart Our Business Startups Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have elected not to avail ourselves to this exemption from new or revised accounting standards and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

(e)	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers highly liquid financial instruments purchased with an original  maturity of three months or less to be cash equivalents. The Company had $nil  cash equivalents at March 31, 2013.

CELLULAR CONCRETE TECHNOLOGIES, INC.
 (A Development Stage Company)
Notes to Financial Statements

(f)	Loss per Common Share

Basic loss per share is calculated using the weighted-average number of common shares outstanding during each reporting period. Diluted per share includes potentially dilutive securities such as outstanding options and warrants, using various methods such as the treasury stock or modified treasury stock method in the determination of dilutive shares outstanding during each reporting period. The Company has incurred a loss during the current period, therefore any potentially dilutive shares are excluded, as they would be anti-dilutive. The Company does not have any potentially dilutive instruments for this reporting period.

(g)	Recent Accounting Pronouncements.

In April 2013, the FASB issued ASU No. 2013-07, Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting. The objective of ASU No. 2013-07 is to clarify when an entity should apply the liquidation basis of accounting and to provide principles for the measurement of assets and liabilities under the liquidation basis of accounting, as well as any required disclosures. This standard is effective prospectively for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. We are evaluating the effect, if any, adoption of ASU No. 2013-07 will have on our financial statements.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which assumes the Company will realize its assets and discharge its liabilities in the normal course of business. As reflected in the accompanying financial statements, the Company is a development enterprise, has a deficit accumulated during the development stage, used cash from operations since its inception, and has negative working capital at March 31, 2013. The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company’s ability to continue as a going concern is also dependent on its ability to find a suitable target company and enter into a possible reverse merger with such company. Management’s plans include obtaining additional funds by equity financing through a reverse merger transaction and/or related party advances; however there is no assurance of additional funding being available. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might arise as a result of this uncertainty.

NOTE 3 - RELATED PARTY TRANSACTIONS

At inception, the Company has issued 5,000,000 shares of restricted common stock to the majority shareholder for initial funding, in the amount of $2,000. The Company does not have employment contracts with its sole officer  and director, who is the majority shareholder.

On September 21, 2012, Cellular Concrete Technologies, LLC. (“Purchaser”) agreed to acquire 23,350,000 shares of the Company’s common stock par value $0.0001 for a price of $0.0001 per share. At the same time, Accelerated Venture Partners, LLC agreed to tender 3,500,000 of their 5,000,000 shares of the Company’s common stock par value $0.0001 for cancellation. Following these transactions, Cellular Concrete Technologies, LLC. owned approximately 94% of the Company’s 24,850,000 issued and outstanding shares of common stock par value $0.0001 and the interest of Accelerated Venture Partners, LLC was reduced to approximately 6% of the total issued and outstanding shares. Simultaneously with the share purchase, Timothy Neher resigned from the Company’s Board of Directors and Paul Falco was simultaneously appointed to the Company’s Board of Directors. Such action represents a change of control of the Company. The Purchaser used its working capital to acquire the Shares. The Purchaser did not borrow any funds to acquire the Shares.

CELLULAR CONCRETE TECHNOLOGIES, INC.
 (A Development Stage Company)
Notes to Financial Statements

Prior to the purchase of the shares, the Purchaser was not affiliated with the Company. However, the Purchaser will be deemed an affiliate of the Company after the share purchase as a result of their stock ownership interest in the Company. The purchase of the shares by the Purchaser was completed pursuant to written Subscription Agreements with the Company. The purchase was not subject to any other terms and conditions other than the sale of the shares in exchange for the cash payment. Concurrent with the sale of the shares, the Company will file a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware in order to change its name to “Cellular Concrete Technologies, Inc.”.

NOTE 3 - RELATED PARTY TRANSACTIONS (continued)

On September 24, 2012, the Company entered into a Consulting Services Agreement with AVP. The agreement requires AVP to provide the Company with certain advisory services that include reviewing the Company’s business plan, identifying and introducing prospective financial and business partners, and providing general business advice regarding the Company’s operations and business strategy in consideration of (a) an option granted by the Company to AVP to purchase 1,500,000 shares of the Company’s common stock at a price of $0.0001 per share (the “AVP Option”) (which was immediately exercised by the holder), subject to a repurchase option granted to the Company to repurchase the shares at a price of $0.0001 per share in the event the Company fails to complete funding as detailed in the agreement subject to the following milestones:

●	Milestone 1 – Company’s right of repurchase will lapse with respect to 60% of the shares upon securing $2.5 million in available cash from funding;
●	Milestone 2 – Company’s right of repurchase will lapse with respect to 40% of the Shares upon securing $5 million in available cash (inclusive of any amounts attributable to Milestone 1);

The payment of the cash compensation is subject to the Company’s achievement of certain designated milestones, specifically, cash compensation of $150,000 is due consultant upon the achievement of Milestone 1, and an additional $150,000 is due upon the achievement of Milestone 2. Upon achieving each Milestone, the cash compensation is to be paid to consultant in the amount then due at the rate of $12,500 per month. The total cash compensation to be received by the consultant is not to exceed $300,000 unless the Company receives an amount of funding in excess of the amount specified in Milestone 2. If the Company receives equity or debt financing that is an amount less than Milestone 1, in between any of the above Milestones or greater than the above Milestones, the cash compensation earned by the Consultant under this Agreement will be prorated according to the above Milestones. The Company also has the option to make a lump sum payment to AVP in lieu of the monthly cash payments.

The sole officer and director of the Company is involved in other business activities and may, in the future, become involved in additional business opportunities that become available. A conflict may arise in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

We depend on our sole officer and director to provide the Company with the necessary funds to implement our business plan, as necessary. The Company does not have a funding commitment or any written agreement for our future required cash needs.

The majority shareholder has advanced funds, as necessary. These advances are considered temporary in nature and are payable on demand. There is no formal document describing the terms of this arrangement (maturity date and interest rates). As of March 31, 2013, the debts, in the amount of $6,415 was due shareholder.

The Company does not own or lease property or lease office space. The office space used by the Company was arranged by the sole officer and director of the Company to use at no charge.

CELLULAR CONCRETE TECHNOLOGIES, INC.
 (A Development Stage Company)
Notes to Financial Statements

The above amount is not necessarily indicative of the amount that would have been incurred had a comparable transaction been entered into with independent parties.

NOTE 4 - INCOME TAXES

The Company has incurred net operating losses since inception. The Company has not reflected any benefit of such net operating loss carry forward in the financial statements.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income.

Based on the level of historical taxable losses and projections of future taxable income (losses) over the periods in which the deferred tax assets can be realized, management currently believes that it is more likely than not that the Company will not realize the benefits of these deductible differences. Accordingly, the Company has provided a valuation allowance against the gross deferred tax assets as follows:

Gross deferred tax assets	March 31, 2013	March 31, 2012
Valuation allowance	$10,566	$1,800
Net deferred tax asset	(10,566)	(1,800)
	$-	$-

As of March 31, 2013 the Company had a net operating loss carryforward of approximately $10,566 which will begin to expire in the tax year 2028.

Federal tax laws impose significant restrictions on the utilization of net operating loss carryforwards and research and development credits in the event of a change in ownership of the Company, as defined by the Internal Revenue Code Section 382. The Company’s net operating loss carryforwards and research and development credits may be subject to the above limitations.

The relevant FASB standard resulted in no adjustments to the Company’s liability for unrecognized tax benefits. As of the date of adoption and as of March 31, 2013 there were no unrecognizable tax benefits. Accordingly, a tabular reconciliation from beginning to ending periods is not provided. The Company will classify any future interest and penalties as a component of income tax expense if incurred. To date, there have been no interest or penalties charged or accrued in relation to unrecognized tax benefits. The Company is subject to federal and state examinations for the year 2013 forward. There are no tax examinations currently in progress.